UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03150

BMC FUND, INC.

(Exact name of registrant as specified in charter)

800 GOLFVIEW PARK (P. O. BOX 500)

LENOIR, NC 28645

(Address of principal executive offices) (Zip code)

CAROL FRYE

BMC FUND, INC.

P. O. BOX 500

LENOIR, NC 28645

(Name and address of agent for service)

Registrant's telephone number including area code: 828-758-6100

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Report to Stockholders.

BMC FUND, INC.

FINANCIAL STATEMENTS AND

SUPPLEMENTARY INFORMATION

Year Ended October 31, 2013

BMC FUND, INC.

BMC FUND, INC.

LETTER TO SHAREHOLDERS –

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Year Ended October 31, 2013

TO OUR SHAREHOLDERS: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ending October 31, 2013, BMC Fund, Inc. (“BMC”) generated investment performance of 5.97%. At year end, BMC’s portfolio remains broadly diversified across investments in high quality global equities, fixed income, limited partnerships and other investments, and a substantial cash reserve. We discuss each of these allocations in greater detail below and provide commentary on short term performance, in addition to our longer term outlook.

Investment Overview & Performance

While BMC is up for the year, our returns have lagged equity markets in general, as we strive to find a happy medium between preserving and compounding our capital. Constructing a portfolio capable of delivering acceptable returns under various market conditions is an arduous endeavor. Experience suggests that the best results are achieved by consistently applying the discipline we’ve refined over decades and maintaining that discipline through periods of complacency and overvaluation. We believe today is one such period. While the surge in domestic equities may make investing look easy for the time being, we believe that a market that rises relentlessly in the face of challenging fundamentals is the riskiest environment of all.  Our resolve in holding cash balances, absent compelling opportunities, can be a performance drag in the short term, but it is the price that must sometimes be paid for longer-term outperformance.

In his 1960 Letter to Partners, Warren Buffett explained that, “any superior record which might be accomplished should not be expected to be evidenced by a relatively constant advantage in performance compared to the Average. Rather it is likely that if such an advantage is achieved, it will be through better than average performance in stable or declining markets and average, or perhaps even poorer than average performance in rising markets.” Like Buffett, we have consistently expressed our expectations that performance should be relatively better in down or sideways markets, but generally speaking, our investment style will struggle to keep up with speculative advances. That being said, our returns have continued to meet our objectives throughout this aging bull market. Although we have lagged equity indices, BMC has generated a 52.42% total return over the past five years. More importantly, we expect our current positioning to dampen the downside when markets ultimately revert to reality, while keeping our powder dry to sow the seeds of future performance.

Fixed Income and the Flight from Safety

Last year, we noted that fixed income securities have historically served as the foundation of our asset allocation framework given the challenges facing the global economy and the elevated level of equity valuations. Central banks remain committed to low interest rates today, but this summer’s “taper tantrum” in response to a hint of diminishing accommodation should serve as a leading indicator of what’s to come. While our bond portfolio managed to squeak out a small gain for the year despite relentless selling pressure from institutional and retail investors alike,

1

BMC FUND, INC.

LETTER TO SHAREHOLDERS –

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Year Ended October 31, 2013

the long term outlook for the majority of fixed income assets entails greater risk than reward at present.

BMC’s primary investment objectives are income generation and capital preservation. Bonds accomplished both over the past generation. We think they are unlikely to do the same for the next. There are certainly exceptions within this universe (short duration high-yield, stressed credits and segments of the mortgage market come to mind), but broadly speaking, it is safe to assume that our allocation to fixed income will be gradually reduced over time. This raises an important question faced by all investors today. If not bonds, then what?

The Value of External Managers

We do not attempt to time the markets. Rather, we aim to sell investments as they approach our estimate of intrinsic value and as a result, our allocation to cash and equivalents has gradually increased as the general price level of stock and bond markets have continued to rise. While we are quite comfortable holding cash absent compelling opportunities, we are constantly building an inventory of ideas that meet our investment requirements. At the same time, we believe flexibility is critical as value may emerge in various forms. As a result, we invest across the capital structure, and remain indifferent to investments in diverse asset classes, industries, and geographies, at the right price. Still, we focus keenly on what we know and relentlessly consider what we don’t know. The discipline to stay within our circle of competence is critical to success.

In this context, our external investments with like-minded, long-term investors complement our internal capabilities, expand our investable universe, and deepen our understanding of financial markets. Simply put, external managers expand our circle of competence. Our investments here are generally less correlated to traditional markets and thus, help us to achieve one of our primary investment objectives – the preservation of capital. With expected returns on traditional assets classes well below average and risks far above average, our current and planned investments in alternatives are largely a function of the opportunity set today. Many of our managers hedge risks on an ongoing basis so underperformance during bull markets should be expected. Nonetheless, recent investments have achieved our objectives as our limited partnerships have generated 8.81% and 19.21% returns over the past one and three years. From today’s starting point, we expect these investments to handily outperform traditional stocks and bonds over the next three to five years and consequently, we have committed increasing time and resources to expanding our already valuable industry network.

Quality with a Catalyst

BMC’s large cash position represented one of two significant challenges to performance this year and makes it almost certain that we will continue to lag the broader market if the current speculative rally continues. It is an unfortunate truth that long term investment success often requires the perseverance to look foolish in the short term. The second challenge was an equity portfolio tilted too heavily toward dividend yielding stocks, as these low-beta securities underperformed the market’s advance by a wide margin. Despite recent underperformance, we

2

BMC FUND, INC.

LETTER TO SHAREHOLDERS –

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Year Ended October 31, 2013

believe high-dividend paying defensive equities remain among the most attractive investments available today. These businesses represent compelling investments in their own right, but more recently, we have identified a complement to our value-investing efforts - Quality with a Catalyst.

We believe our portfolio will be well served over the years by identifying high quality franchises which stand to benefit from the tailwind of active shareholders who serve as a catalyst for value-realization. Owning high quality securities with a catalyst for value realization can augment our margin of safety, while leveraging the structural competitive advantages inherent in these elite businesses. The emergence of a catalyst serves to reduce risk and augment returns as the gap between price and value can be closed more quickly. Anchoring the portfolio to undervalued, high quality franchises should result in smaller drawdowns, lower volatility and superior long term performance. That would be the historical precedent. The current backdrop looks even better. Global central banks represent the single greatest macro force influencing markets today as policy reflates asset prices by forcing investors to take risk. The result is increased capital flows into the developed world and the beginning of the second multiyear period of outperformance versus emerging markets. We believe this is an exceptional period for investment in high quality developed world brands.

Bottom Line

We have a long term objective of producing attractive returns, lightly correlated with highly volatile stock markets – a dual focus on income generation and capital preservation remain our priorities today as they always have. Over the short term, however, equities can and do exhibit periods of leadership. Our process does not attempt to catch every market twitch. Our discipline means we tend to be a provider of liquidity rather than a taker of liquidity, buying assets that others want to sell and selling assets that others are chasing higher. Today is a terrific time to be a seller of assets, but it is much more challenging to find compelling ideas that meet our return requirements. Tomorrow, we expect to be a buyer of assets as prices ultimately return to fair value and expected returns increase.

One of the most underappreciated keys to generating consistent long-term returns is to minimize losses. Losses are almost always caused by taking too much risk, as many investors feel forced to do today. If you avoid large losses, the gains take care of themselves. Our current positioning allows us to generate consistent income in a high risk environment, while keeping our powder dry to seize more attractive investments the next time opportunity knocks. “When you’re one step ahead of the crowd, you’re a genius. When you’re two steps ahead, you’re a crackpot.”

3

BMC FUND, INC.

LETTER TO SHAREHOLDERS –

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Year Ended October 31, 2013

During the year ended October 31, 2013, the Company paid the following dividends per share:

December 10, 2012 to shareholders of record November 25, 2012	$.32
March 10, 2013 to shareholders of record February 25, 2013	.25
June 10, 2013 to shareholders of record May 25, 2013	.25
September 10, 2013 to shareholders of record August 25, 2013	.25

Total	$1.07

The Company paid a dividend of $0.25 per share on December 10, 2013 to shareholders of record November 25, 2013.

The attached Schedule of Investments is a listing of the entire Company’s diversified securities at October 31, 2013 with a total market value of $112,538,789.

Paul H. Broyhill	M. Hunt Broyhill
Chairman and Chief Executive Officer	President

4

BMC FUND, INC.

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS AND

SECTOR DIVERSIFICATION

Year Ended October 31, 2013

BMC Fund, Inc. Portfolio Holdings
Fixed Income
2.97%
Common Stocks
24.97%
Cash Equivalents
23.73%
Stock Mutual
Funds
6.67%
Other Investments
18.45%
Bond Mutual Funds
23.21%

BMC Fund, Inc. Sector Diversification
(% of common stocks)
Energy
21.14%
Financials
19.86%
Health Care
10.81%
Consumer
Staples
10.89%
Industrials
3.92%
Consumer
Discretionary
6.10%
Information
Technology
9.15%
Utilities
8.78%
Telecom Services
6.66%
Materials
2.69%

5

BMC FUND, INC.

SUPPLEMENTAL INFORMATION

Year Ended October 31, 2013

SUPPLEMENTAL INFORMATION

Paul H. Broyhill, Chairman and Chief Executive Officer, M. Hunt Broyhill, President, and Christopher R. Pavese, CFA, Chief Investment Officer, are primarily responsible for the day-to-day management of the Company’s portfolio. Mr. Paul Broyhill has had such responsibility since the inception of the Company. Mr. Hunt Broyhill has had such responsibility since 2001. Mr. Hunt Broyhill has been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Company on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of BMC Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the BMC Fund, Inc. (the “Company”), including the schedule of investments, as of October 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, and 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in note 2, the financial statements include investments valued at $20,758,738 (18.6 percent of net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based upon information provided by the funds’ managers or the general partners.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMC Fund, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, and 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Dixon Hughes Goodman LLP

Charlotte, North Carolina

December 17, 2013

7

BMC FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2013

ASSETS AT MARKET VALUE:
Investment securities (cost - $107,269,394)	$112,538,789
Cash and short-term investments	22,594
Receivables, accrued interest and dividends	158,105
Receivable from hedge fund liquidation	50,774
Other assets	33,180

Total assets	112,803,442

LIABILITIES:
Call and put options written, at fair value (premiums received $422,753)	384,145
Accounts payable and accrued expenses	549
Payable to broker	974,843
Payable to custodian	13,310
Accounts payable to affiliates	73,076

Total liabilities	1,445,923

NET ASSETS AT OCTOBER 31, 2013 - EQUIVALENT TO $22.57 PER SHARE ON 4,933,281 SHARES OF COMMON STOCK OUTSTANDING	$111,357,519

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $5.00 per share - authorized 70,000,000 shares; outstanding, 4,933,281 shares	$24,666,405
Retained earnings prior to becoming investment company	75,310,808
Undistributed net investment income	376,140
Realized gain on investments	501,449
Undistributed nontaxable gain	5,194,714
Unrealized appreciation of investments	5,308,003

NET ASSETS APPLICABLE TO COMMON STOCK OUTSTANDING	$111,357,519

See accompanying notes to financial statements.

8

BMC FUND, INC.

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

INVESTMENT INCOME:
Income:
Interest - fixed income	$138,791
Other interest and dividends	3,202,363

Total income	3,341,154

Expenses:
Legal and professional fees	59,565
Directors' fees (Note 8)	67,000
Investment expense	81,048
Salaries	573,667
Property and liability insurance	52,972
Depreciation expense	5,730
Taxes and licenses	62,671
Rent	36,669
Office supplies and expense	58,158
Dues and subscriptions	52,415
Travel and entertainment	14,735

Total expenses	1,064,630

Investment income, net	2,276,524

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from investments sold	831,525
Realized gain from expiration or closing of options contracts written	826,951
Change in unrealized appreciation of investments for the period	1,322,569

Net gain on investments	2,981,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,257,569

See accompanying notes to financial statements.

9

BMC FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 2013 and 2012

	2013	2012

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,276,524	$1,731,148
Realized gains from investment securities sold	1,658,476	2,324,887
Change in unrealized appreciation of investments for the year	1,322,569	3,482,704

Net increase in net assets resulting from operations	5,257,569	7,538,739

Distributions to shareholders from:
Net realized gain on investment securities	(1,637,601)	(2,389,871)
Net investment income	(2,301,668)	(2,760,969)
Retained earnings prior to becoming an investment company	(1,339,342)	(78,438)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,042)	2,309,461

NET ASSETS AT BEGINNING OF PERIOD	111,378,561	109,069,100

NET ASSETS AT END OF PERIOD (Including undistributed net investment income:
2013 - $376,140, 2012 - $401,284)	$111,357,519	$111,378,561

See accompanying notes to financial statements.

10

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

1.	ORGANIZATION

BMC Fund, Inc. (the “Company”) is a closed-end, diversified investment company registered under the Investment Company Act of 1940, as amended. Prior to becoming a regulated investment company on April 1, 1981, BMC Fund, Inc. operated as a regular corporation. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

A. Investment Valuations – The investment securities are stated at fair value as determined by closing prices on national securities exchanges. Investment securities include corporate bonds, mutual funds, and common and preferred stocks.

The investments in limited partnerships, other investments and venture capital are stated at estimated fair value as determined by the management of these investments and are approved by the Company’s Valuation Committee after giving consideration to historical and projected financial results, economic conditions, financial condition of investee and other factors and events subject to change, and ratified by the Company’s Board of Directors. Because of the inherent uncertainty of those valuations, the estimated values may differ significantly from the values that would have been used had a ready market value for the investments existed, and these differences could be material.

B. Basis of Presentation - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification. The Company evaluates subsequent events through the date of filing with the Securities and Exchange Commission (“SEC”).

C. Investment Transactions – Investment transactions are accounted for on the date the order to buy or sell is executed. Realized gains and losses on investments are determined on the basis of specific identification of issues sold or matured. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

For the year ended October 31, 2013, the Company purchased and sold securities in the amount of $36,728,797 and $40,041,990 (excluding short-term investments and options), respectively.

11

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

D. Option Writing – When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E. Income Taxes – No federal tax provision is required as it is the Company’s policy to comply with the provisions of Subchapter M of the Internal Revenue Code of 1954, as amended, including the distribution to its shareholders of substantially all of its income and any capital gains not offset by capital losses. Also, no state income tax provision has been provided because the states in which the Company has income recognize the tax exempt status of a regulated investment company.

The Company did not have an accrual for uncertain tax positions as deductions taken and benefits accrued are based on widely understood administrative practices and procedures, and are based on clear and unambiguous tax law. Tax returns for all years 2009 and thereafter are subject to possible future examinations by tax authorities.

F. Dividend Policy – It is the Company’s policy to pay dividends during the year in sufficient amounts to meet the requirements to maintain its status as a regulated investment company.

G. Cash and Short-Term Investments – For purposes of financial reporting, the Company considers all investments at financial institutions with original maturities of three months or less to be equivalent to cash. Short-term money market investments managed by third party investors are included in investment securities.

H. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

12

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

I. Fair Value Measurements – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

13

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

J. Investments in Limited Partnerships - Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships when the net asset valuations of the investments are calculated (or adjusted by the Company if necessary) in a manner consistent with GAAP for investment companies. The Company applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Company's entire position in a particular investment, unless it is probable that the Company will sell a portion of an investment at an amount different from the net asset valuation.

Investments in limited partnerships are included in Level 3 of the fair value hierarchy. In determining the level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. The Company also considers the nature of the portfolios of the underlying limited partnership and their ability to liquidate their underlying investments. If the Company does not know when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy. In addition, investments which are not valued using the practical expedient are included in Level 3 in the fair value hierarchy.

K. Fair Value-Valuation Processes - The Company establishes valuation processes and procedures to ensure that the valuation techniques are fair, consistent, and verifiable. The Company has designated a valuation subcommittee, that is comprised of senior management employees of the Company, that meets on a quarterly basis, or more frequently as needed, to approve the valuations of the Fund's investments. The valuation subcommittee establishes valuations which are then provided to the Company’s valuation committee, which is comprised of disinterested directors, who review and recommend the valuations to the Company’s Board of Directors to ratify. The Company’s valuations committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation processes.

The valuations of investments in limited partnerships are supported by information received from the limited partnerships, such as monthly net asset values, investor reports, and audited financial statements, when available. If it is probable that the Company will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the Company believes alternative valuation techniques are more appropriate, the valuation committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value.

14

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company's Level 3 investments have been valued using the unadjusted net asset value of investments in limited partnerships. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of its investments as of October 31, 2013.

The following is a summary of the inputs used to value the Company’s investments as of October 31, 2013.

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income	$3,340,566	$-	$-	$3,340,566
Mutual Funds
Bond Mutual Funds	26,117,998	-	-	26,117,998
Stock Mutual Funds	7,502,947	-	-	7,502,947
Other Investments
Limited Partnerships	-	-	20,758,738	20,758,738
Common Stocks
Common Stocks – Publicly Traded	28,111,066	-	-	28,111,066
Call Options	(137,595)	-	-	(137,595)
Put Options	(246,550)	-	-	(246,550)
Cash and Cash Equivalents	26,707,474	-	-	26,707,474
Total Investments	$91,395,906	$-	$20,758,738	$112,154,644

The table below presents a reconciliation for the year ended October 31, 2013, for all Level 3 assets that are measured at fair value on a recurring basis.

	Balance	Accrued	Unrealized	Realized			Net Transfers	Balance
	as of	Discounts/	Gains &	Gains &	Net	Net	in (out of)	as of
Level 3 Assets	10/31/2012	Premiums	Losses	Losses	Purchases	Sales	Level 3	10/31/2013
Other Investments
Limited Partnerships	$18,308,442	$-	$901,684	$761,540	$3,462,708	$(2,675,636)	$-	$20,758,738
Total Investments	$18,308,442	$-	$901,684	$761,540	$3,462,708	$(2,675,636)	$-	$20,758,738

Realized gains and losses are included in the realized gain from investments sold on the Statement of Operation. Unrealized gains and losses are included in the change in unrealized appreciation of investments on the Statement of Operations.

L. Investments in Limited Partnerships - As of October 31, 2013, the Company was invested in limited partnerships. Each of these investments has certain restrictions with respect to rights of withdrawal by the Company as specified in the respective agreements. Generally, the Company is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the limited partnerships provide for compensation to the managers in the form of fees ranging from 1% to 2% annually of net assets and performance incentive allowances or fees ranging from 10% to 20% of net profits earned.

15

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table summarizes the Company's investments in other limited partnership as of October 31, 2013. The Company's investments in limited partnerships have certain redemption and liquidity restrictions which are described in the below table.

Investment	Redemptions Notice Period	Redemptions Permitted	Liquidity Restrictions
Limited Partnerships
Stark Investments LP	N/A	N/A	See below (1)
Stark Structured Finance Onshore LP	N/A	N/A	See below (1)
Elliott Associates, LP	60 days	January 1 or July 1	See below (2) (3)
RiverNorth Capital Partners, LP	60 days	Monthly	See below (4)
Greenlight Masters Qualified, LP	105 days	December 31	See below (5)
Hayman Capital Partners, LP	45 days	Quarterly	See below (6) (7)
Morrocroft Special Opportunity Fund II, LP	90 days	Quarterly	See below (5) (8)
Privet Fund LP	90 days	Quarterly	See below (9)
Smith Breeden Securitized Credit Opportunities LLC	60 days	Monthly	See below (10)
Civic Capital Currency Fund, LP	15 days	Monthly	None
400 Capital Credit Opportunities Fund LP	60 days	Quarterly	See below (11)
Virgo Societas Partnership III (Onshore), LP	N/A	N/A	See below (12)
Serengeti Multi-Series, LP	87 days	Quarterly	See below (13)
Passport Long Short Fund, LP	15 days	Monthly	See below (14)
Walnut Investment Partners, LP	N/A	N/A	See below (15)

(1) In liquidation.

(2) There is a gate provision if requests for redemptions would cause a decline in aggregate net asset value of 20%. Investors shall be required to submit a new withdrawal request until the intended payout is achieved.

(3) There is a capital surcharge of 1 3/4% for a partial or full withdrawal which may be waived in whole or in part.

(4) There is a gate provision if requests for redemptions would cause a decline in aggregate net asset value of 15%.

(5) There is a gate provision regarding requests for redemptions, subject to various unspecified terms.

(6) There is a redemption provision stating the general partner may disallow a partial withdrawal if the investor would not have a capital account balance at least equal to $1,000,000 thereafter.

(7) There is a gate provision if requests for redemptions would cause a decline in aggregate net asset value of 20%. Investors subject to this provision in any calendar quarter (i) shall have no priority in the next calendar quarter or in subsequent calendar quarters, and (ii) they shall receive the full amount of their requested withdrawal no later than the last business day of the fourth calendar quarter following the withdrawal date.

(8) Minimum withdrawal is $100,000, and subsequent withdrawals may only be made in increments of $100,000. Withdrawal maximum limits: up to 1/5 of investment on initial withdrawal date, up to 1/4 of the remainder as of any subsequent withdrawal date, up to 1/3 of the remainder as of any subsequent withdrawal date, up to 1/2 of the remainder as of any subsequent withdrawal date, and up to the remainder as of any subsequent withdrawal date.

(9) Redemptions from portions of capital balance attributable to special investments are permitted only in the general partner's discretion.

(10) Partial redemption may not reduce capital account below the lesser of $100,000 or 1% of the capital accounts of all investors.

(11) Withdrawal proceeds are available as follows: 25% at withdrawal date; 33 1/3% of the remaining account three months after withdrawal date; 50% of the remaining amount six months after withdrawal date, and the remaining balance nine months after withdrawal date.

(12) Redemptions are not permitted. Unless the general partner elects an earlier date, the partnership expires April 17, 2019, which is the seventy-two month anniversary date of the initial closing of April 17, 2013, subject to a discretionary extension by the general partner of up to two consecutive additional one-year periods.

(13) There is a three-year lock-up period for the contribution to the underlying fund which expires May 31, 2016.

(14) There is a gate provision if aggregate requested withdrawal amounts exceed 65% of the net asset value. Withdrawals to investors subject to this provision may be reduced pro rata based on their respective withdrawal requests. Any unpaid withdrawal amounts will be automatically submitted for the next withdrawal date.

(15) Redemptions are not permitted.

16

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company is subject to credit risk to the extent that the investment managers of the underlying limited partnerships are unable to fulfill their obligations according to their organizational documents. The Company, through its investments in limited partnerships, is subject to risk inherent when investing in securities and private investments. In connection with its investments, the Company is subject to the market and credit risk of those investments held or sold short by the limited partnerships. Due to the nature of the Company's investments, the above described risks are limited to the Fund's investment balances and unfunded commitments to limited partnerships.

3.	UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(tax basis)

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities as October 31, 2013, were as follows:

Gross appreciation (excess of value over tax cost)	$12,747,640
Gross depreciation (excess of tax cost over value)	(7,478,245)
Net unrealized appreciation	$5,269,395
Cost of investments for income tax purposes	$107,269,394

4.	OPTIONS WRITTEN

As of October 31, 2013, portfolio securities valued at $2,998,695 were held in escrow by the custodian as cover for call options written by the Company.

Transactions in options written during the year ended October 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2012	4,952	$696,077
Options written	6,637	881,014
Options terminated in closing purchase transactions	(1,884)	(235,138)
Options expired	(5,161)	(710,226)
Options exercised	(954)	(208,974)
Options outstanding at October 31, 2013	3,590	$422,753

5.	PLEDGED COLLATERAL

As of October 31, 2013, short-term investments in the amount of $5,355,000 were pledged as collateral for put options sold by the Company.

17

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

6.	DISTRIBUTIONS TO SHAREHOLDERS

Classifications of distributions, net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Company.

On December 10, 2012, a distribution of $0.32 per share was paid to shareholders of record on November 25, 2012.

On March 10, 2013, a distribution of $0.25 per share was paid to shareholders of record on February 25, 2013.

On June 10, 2013, a distribution of $0.25 per share was paid to shareholders of record on May 25, 2013.

On September 10, 2013, a distribution of $0.25 per share was paid to shareholders of record on August 25, 2013.

The tax character of distributions paid during 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,144,373	$1,191,003
Long-term capital gains	1,935,324	2,735,989
Retained earnings prior to becoming an investment company	198,914	1,302,286
	$5,278,611	$5,229,278

As of October 31, 2013, there were no distributable earnings on a tax basis.

The tax components of distributable earnings are determined in accordance with income tax regulations, which may differ from composition of net assets reported under generally accepted accounting principles. The difference for the period ended October 31, 2013 reflects $376,140 of undistributed net investment income and $501,149 of realized gains on investments under generally accepted accounting principles.

18

BMC FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Year Ended October 31, 2013

7.	LINE OF CREDIT

On April 22, 2010, (renewed April 21, 2013), the Company entered into an agreement with a bank for an unsecured line of credit in the amount of $3,500,000 to provide the Company more flexibility in its payment of dividends and management of its investments. The interest rate on any borrowings is at the one month LIBOR market index rate plus 150 basis points, with a floor of 3.00 percent. The Company will pay a commitment fee of 35 basis points on any unused balance. As of October 31, 2013, the Company had no borrowings from this line of credit, which expires on April 21, 2016.

8.	ADVISORY BOARD AND REMUNERATION OF DIRECTORS

The Company does not have an advisory board. The independent directors are paid an annual fee of $3,000 plus $1,000 for each meeting attended in person or $500 for each meeting attended by telephone. Each such independent director is paid an additional $1,000 for each day attending a committee meeting in person or $500 by telephone other than on the date of a board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

9.	RELATED PARTIES

The Company leases office space from Broyhill Investments, Inc., which is controlled by Paul H. Broyhill and M. Hunt Broyhill, both officers of BMC Fund, Inc. The expense associated with this related party lease for the year ended October 31, 2013 amounted to $36,669. Broyhill Investments, Inc. also acts as a common paymaster for payroll and other shared services. This service is provided at no cost to the Company. All amounts paid by Broyhill Investments, Inc. on behalf of the Company are reimbursed by the Company. The outstanding payable related to these transactions at October 31, 2013 was $73,076.

10.	IMPAIRED SECURITIES

Selected securities at the end of the year have significant investment impairment issues. These selected securities have an aggregate cost basis of $5,660,042 and have been assigned no value at October 31, 2013.

19

BMC FUND, INC.

DIRECTORS AND OFFICERS

Year Ended October 31, 2013 (Unaudited)

The directors of the Fund were elected for a one-year term at the 2013 annual meeting of shareholders of the Fund.

The following table provides information about the directors and the officers of the Fund:

Directors Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During at Least the Past 5 Years

James T. Broyhill (86) 1930 Virginia Road Winston-Salem, NC 27104	Director Vice Chairman	Since 1976 Since 2005	Retired; Director of Shepherd Street Equity Fund (1998-2008); Vice President of Old Clemmons School Properties, Inc. (2006-present); President of Old Clemmons School Properties, Inc. (1998-2006); former Secretary of the North Carolina Department of Commerce (1989-1991); former Chairman of the North Carolina Economic Development Board (1987-1989); former member, U. S. Senate (1986); former member, U.S. House of Representatives (1963-1986)	None

M. Hunt Broyhill (49) 1870 9th Street Court, NW Hickory, NC 28601	Director President Vice President	Since 2008 Since 2007 2001-2007	President of the Fund since February 2007; former Vice President of the Fund (2001-2007); Chief Executive of Broyhill Asset Management, LLC and Broyhill Wakin General Partners, LLC (1997-present); Director and President of Broyhill Investments, Inc. (1988-present); Director (1983-present) and President of Broyhill Family Foundation, Inc. (1988-present); Senior Managing Partner and Director of Flagship Capital Partners, LLC (2007-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1995-present)	Capitala Finance Corp. (Sept. 2013-present)

20

BMC FUND, INC.

DIRECTORS AND OFFICERS

Year Ended October 31, 2013 (Unaudited)

Directors Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During at Least the Past 5 Years

Paul H. Broyhill (89) 135 Claron Place, SE Lenoir, NC 28645	Director Chief Executive Officer Chairman	Since 1976 Since 2001 Since 1976	Director, Chairman and Chief Executive Officer of the Fund; former President of the Fund (2001-2007); Director (1972-present) and Chairman of Broyhill Investments, Inc. (1988-present); Director (1946-present) and Chairman of Broyhill Family Foundation, Inc. (1989-present); former President of Broyhill Family Foundation, Inc. (1980-1988); Manager and President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1983-present)	None

W. Charles Campbell (47) 1031 Huntington Park Drive Charlotte, NC 28211	Director	Since August 2011	President and Chief Executive Officer of Flagship Capital Partners, LLC, a private investment real estate firm (2005-present); Co-manager of Brackett Flagship Properties, LLC, a commercial real estate firm (2010-present)	None

Allene B. Stevens (91) 153 Hillhaven Place SE Lenoir, NC 28645	Director	Since 1983	Private Investor	None

21

BMC FUND, INC.

DIRECTORS AND OFFICERS

Year Ended October 31, 2013 (Unaudited)

Directors Who Are Not Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During at Least the Past 5 Years

Kevin P. Boudreau (50) 117 Shannon Court Rocky Mount, NC 27804	Director	Since August 2011	Vice President of Tax and Risk Management, Boddie-Noell Enterprises, Inc., a diversified company with interests in restaurant and land-development projects (2005-present)	None

R. Donald Farmer (66) 273 Leeward Point Loop Taylorsville, NC 28681	Director	Since 2008	President of Don Farmer, CPA, PA, an independent public accounting firm and producer of federal income tax seminars and seminar materials (1984-present)	None

Robert G. Fox, Jr. (64) 330 Lams Way Vilas, NC 28692	Director	Since 2008	Former President and Chief Banking Officer of NewDominion Bank (2005-April 2010); Executive Vice President of First Charter Bank/First Charter Corporation (1993-2005)	None

Jan E. Gordon (62) 3075 Rolling Woods Drive Palm Harbor, FL 34683	Director	Since 2001	Retired; former election assistant, Pinellas County, FL Supervisor of Elections (1992-2005)	None

Brent B. Kincaid (82) 2703 Lakeview Drive Lenoir, NC 28645	Director	Since 2005	Retired since 1998; former President and CEO of Broyhill Furniture Industries, Inc.	None

John S. Little (82) 4601 Gulf Shore Blvd. N. #18 Naples, FL 34103	Director	Since 2001	Retired; former Managing Director and Chief Executive, Associated Octel, London (1989-1995); former Senior Vice President of Corporate Technology, Great Lakes Chemical Corporation (1981-1989)	None

L. Glenn Orr, Jr. (73) 2735 Forest Drive Winston-Salem, NC 27104	Director	Since 1999	President and Chief Executive Officer, Orr Holdings, LLC, a private investment company (since 2007); President and Chief Executive Officer, The Orr Group, an investment banking firm (1995 – 2006)	Highwoods Properties, Inc. (1995-present); Medical Properties Trust (2005-present)

22

BMC FUND, INC.

DIRECTORS AND OFFICERS

Year Ended October 31, 2013 (Unaudited)

Other Executive Officers

Name, Address and Age	Positions Held with Fund	Length of Time Served	Principal Occupation During Past 5 Years	Directorships Held by Officer During at Least the Past 5 Years

Boyd C. Wilson, Jr. (61) 646 Pleasant Hill Road Lenoir, NC 28645	Vice President and Chief Financial Officer	Since 2006

Vice President and Chief Financial Officer of the Fund since February 2006; Director (2007-present) and Executive Vice President of Broyhill Investments, Inc. (2005-present); Vice President of Broyhill Family Foundation, Inc. (2007-present); Treasurer of Broyhill Wakin General Partners, LLC (2008-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2006-present); Vice President – Finance & Administration of Kincaid Furniture Company, Incorporated (1990-2005)

CommunityOne Bancorp (2011-present); Bank of Granite Corp. (1996-2013)

Carol Frye (56) 210 Beall Street, NW Lenoir, NC 28645	Secretary and Treasurer	Since 2001	Secretary and Treasurer of the Fund since 2001; Secretary and Treasurer of Broyhill Investments, Inc. (2000-present); Director (2001-present), Secretary and Treasurer of Broyhill Family Foundation, Inc. (2003-present); Secretary of Broyhill Wakin General Partners, LLC (1997-present); Secretary and Treasurer of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2001-present)	None

23

BMC FUND, INC.

ADDITIONAL INFORMATION

Year Ended October 31, 2013 (Unaudited)

Proxy Voting - The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available without charge, upon request, by calling 828-758-6100; on the Fund’s website at http://www.bmcfund.com; and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 828-758-6100, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

Portfolio Holdings - The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

24

BMC FUND, INC.

FINANCIAL HIGHLIGHTS

Years Ended October 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004

The following table presents financial information divided into three parts: per share operating performance, total investment return and ratios and supplemental data for the years ended October 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004. The first part, per share operating performance, details the changes on a per share basis of the Company's beginning net asset value to its ending net asset value. The second part, total investment return, is based on the market price of the Company's shares of stock. Part three, ratios and supplemental data, provides additional financial information related to the Company's performance.

PER SHARE OPERATING
PERFORMANCE	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004

Net asset value, beginning of period	$22.58	$22.11	$22.41	$21.20	$20.79	$36.28	$33.55	$32.84	$30.94	$29.17
Net investment income	0.46	0.35	0.49	0.46	0.48	0.73	0.78	1.06	0.88	0.82
Net gains (losses) on investments	0.60	1.18	0.21	1.70	1.65	(10.98)	4.25	2.43	2.48	2.08
Total from investment operations	1.06	1.53	0.70	2.16	2.13	(10.25)	5.03	3.49	3.36	2.90
Less distributions:
Dividends from net investment income	0.47	0.56	0.27	0.46	0.92	1.04	2.03	2.37	-	0.65
Distributions from capital gains	0.33	0.48	0.53	-	-	1.42	0.27	0.41	1.46	0.48
Distributions from retained earnings	0.27	0.02	0.20	0.49	0.80	-	-	-	-	-
P. B. Realty, Inc. Spin-off	-	-	-	-	-	2.78	-	-	-	-
Total distributions	1.07	1.06	1.00	0.95	1.72	5.24	2.30	2.78	1.46	1.13
Net asset value, end of period	$22.57	$22.58	$22.11	$22.41	$21.20	$20.79	$36.28	$33.55	$32.84	$30.94

Per share market value, end of period[1]	$18.00	$18.00	$18.45	$18.00	$16.75	$26.00	$26.00	$26.00	$26.00	$26.00

TOTAL INVESTMENT RETURN[2]	5.89%	8.50%	3.79%	11.83%	12.72%	(39.42)%	19.35%	13.40%	12.95%	11.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$111,358	$111,379	$109,069	$110,576	$104,603	$102,574	$178,975	$165,500	$162,027	$152,623
Ratio of expenses to average net assets[3]	0.95%	1.01%	0.97%	1.11%	1.18%	1.02%	0.75%	0.73%	0.60%	0.73%
Ratio of net investment income to average net assets[3]	2.04%	1.57%	2.15%	2.11%	2.40%	2.37%	2.26%	3.20%	2.77%	2.70%
Portfolio turnover rate	33.12%	32.90%	60.41%	38.08%	69.62%	67.44%	51.23%	48.22%	57.54%	40.10%

1Unaudited - Based on stock trades, which are very limited, during that year.

2Unaudited - Computed as follows: income from investment operations divided by per share market value.

3Average is computed on a quarterly basis.

*Annualized

25

BMC FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2013

		Coupon					Percent
		Interest	Maturity	Face		Market	of Net
Debt Issuer		Rate	Date	Amount	Cost	Value	Assets

FIXED INCOME:
ENTERGY CORP NEW		3.625%	9/15/2015	$250,000	$252,201	$259,022
XEROX CORP MEDIUM TERM		7.200%	4/1/2016	500,000	541,973	564,967
EXPRESS SCRIPTS INC		3.125%	5/15/2016	250,000	251,164	262,354
HUMANA INC		6.450%	6/1/2016	250,000	268,103	280,188
HEWLETT PACKARD CO		3.000%	9/15/2016	250,000	249,671	258,707
TRANSOCEAN INC		5.050%	12/15/2016	250,000	252,197	275,380
AMBEV INTL FIN CO LTD		9.500%	7/24/2017	430,769	469,008	390,417
ICAHN ENTERPRISES LP CORP		8.000%	1/15/2018	500,000	534,202	524,375
AVON PRODUCTS INC		4.200%	7/15/2018	500,000	502,317	525,156
LEHMAN BROTHERS HLDGS NIKKEI INDEX	[1,2,3]	0.000%	9/29/2008	3,000,000	2,383,504	-
LEHMAN BROTHERS HLDGS EAFE INDEX	[1,2,3]	0.000%	11/15/2008	1,000,000	790,817	-
LEHMAN BROTHERS HLDGS MEDIUM TERM NOTE	[1,2,3]	0.000%	3/15/2011	2,500,000	1,985,721	-

TOTAL INVESTMENTS IN FIXED INCOME				$9,680,769	$8,480,878	$3,340,566	3.00%

26

BMC FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2013

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
BOND MUTUAL FUNDS:
AVENUE INCOME CREDIT STRATEGIES COM	34,329.00	$581,083	$590,459
COOK & BYNUM FUND	16,361.26	250,000	250,000
DOUBLELINE CORE FIXED INCOME I	89,216.29	1,000,000	972,458
DOUBLELINE TOTAL RETURN BOND I	226,010.04	2,500,000	2,481,590
EATON VANCE FLOATING RATE A	26,315.79	250,000	249,474
EATON VANCE TAX-MANAGED GLOBAL	2,500.00	23,813	24,700
FAIRHOLME FOCUSED INCOME FUND	68,685.46	750,000	807,054
FLAHERTY & CRUMRINE PREFERRED I	11,833.00	87,440	150,989
FPA NEW INCOME INC COM	716,128.81	7,500,000	7,419,095
LOOMIS SAYLES BOND INSTITUTIONAL	120,930.18	1,612,500	1,853,860
OSTERWEIS STRATEGIC INCOME	19,861.83	230,000	236,157
PIMCO DYNAMIC CREDIT INCOME FUND	25,000.00	565,060	566,750
PIMCO DYNAMIC INCOME FUND COM	25,000.00	715,425	745,500
PIMCO FDS INCOME FUND INSTL	128,944.70	1,500,000	1,596,335
PIMCO ALL ASSET INSTITUTIONAL	154,782.72	1,942,500	1,931,688
PIMCO ALL ASSET ALL AUTHORITY INST	219,641.25	2,442,500	2,293,055
PIMCO FUNDAMENTAL ADVTG ABS RET STRAT I	248,756.22	1,000,000	1,037,313
PIMCO REAL RETURN INSTL	81,159.11	960,112	921,156
PIMCO TOTAL RETURN INSTL	122,128.55	1,249,375	1,331,201
PUTMAN HIGH INC SECURITIES FUND	5,000.00	40,837	41,150
RIVERNORTH/OAKTREE HIGH INCOME I	24,533.86	250,000	249,264
TEMPLETON EMERGING MKTS INCOME	25,000.00	337,318	368,750
TOTAL BOND MUTUAL FUNDS		25,787,963	26,117,998	23.45%

27

BMC FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2013

					Percent
		Shares		Market	of Net
Company Name		Held	Cost	Value	Assets

MUTUAL FUNDS:
STOCK MUTUAL FUNDS:
INTERNATIONAL EQUITIES
Foreign Large Blend
MATTHEWS ASIA DIV FUND INVestor		4,972.03	80,000	79,851
VANGUARD TOTAL INTL STOCK INDEX INV		3,501.49	51,962	58,370
			131,962	138,221	0.12%

Foreign Large Growth
MATTHEWS PACIFIC TIGER INVESTOR		5,850.23	150,000	150,292	0.13%

Foreign Large Value
OAKMARK INTERNATIONAL FUND I		2,531.26	44,019	67,635	0.06%

Foreign Small/Mid Growth
JANUS TRITON FUND T SHARES		2,916.88	31,006	66,388	0.06%

Asia Ex-Japan Stock
ISHARES INC MSCI SINGAPORE		20,000.00	255,572	276,200
TEMPLETON DRAGON FD COM		7,000.00	190,850	189,070
			446,422	465,270	0.42%

TOTAL INTERNATIONAL EQUITIES			803,409	887,806	0.80%

SPECIALTY FUNDS
Energy
NUVEEN ENERGY MLP TOTAL RETURN		10,295.00	138,065	198,282	0.18%

Pharmaceuticals & Biotechnology
ISHARES NASDAQ BIOTECHNOLOGY		500.00	45,278	102,665	0.09%

Utilities
UTILITIES SELECT SECTOR SPDR		23,000.00	734,317	891,940	0.80%

Large Cap Blend
SELECTED AMERICAN SHARES D		2,059.31	100,000	101,627
T ROWE PRICE PERSONAL STRATEGY GROWTH		4,370.83	90,476	134,665
WISDOMTREE LARGECAP DIVIDEND		1,500.00	63,692	96,150
YACKTMAN FUND SVC		14,258.04	256,985	337,773
			511,153	670,215	0.60%

Mid Cap Growth
MERIDIAN GROWTH LEGACY		2,009.07	93,000	97,038	0.09%

Foreign Large Value
ISHARES INTL SELECT DIV		2,500.00	84,611	95,075	0.09%

Financial
FRANKLIN INCOME FUND ADVIS		119,047.62	250,000	282,143	0.25%

Precious Metals
MARKET VECTORS GOLD MINERS		29,000.00	1,466,117	727,900
SPDR GOLD SHARES	[3]	10,000.00	969,549	1,277,400
			2,435,666	2,005,300	1.80%

28

BMC FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2013

					Percent
		Shares		Market	of Net
Company Name		Held	Cost	Value	Assets

MUTUAL FUNDS:
Conservative Allocation
VANGUARD WELLESLEY INCOME INV		20,045.04	422,892	507,941	0.46%

Moderate Allocation
FPA CRESCENT PORTFOLIO		18,462.15	525,303	609,066
OAKMARK EQUITY & INCOME I		8,920.47	263,600	302,761
SEQUOIA FD INC COM	[3]	740.54	108,371	158,468
			897,274	1,070,295	0.96%

World Allocation
WELLS FARGO ADVANTAGE ASSET ALLOC ADM		40,217.43	510,000	572,696
WINTERGREEN FD INVESTOR		7,005.79	102,985	121,551
			612,985	694,247	0.62%

TOTAL SPECIALTY FUNDS			6,225,241	6,615,141	5.94%

TOTAL STOCK MUTUAL FUNDS			7,028,650	7,502,947	6.74%

TOTAL INVESTMENTS IN MUTUAL FUNDS			$32,816,613	$33,620,945	30.19%

29

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

			Market	Percent of
Company Name		Cost	Value	Net Assets

OTHER INVESTMENTS:

LIMITED PARTNERSHIPS:
400 CAPITAL CREDIT OPPORTUNITIES FUND LP	[2,3]	$500,000	$563,188
CIVIC CAPITAL CURRENCY FUND LP	[2,3]	1,500,000	1,573,453
ELLIOTT ASSOCIATES LP	[2,3]	2,000,000	3,413,473
GREENLIGHT MASTERS QUALIFIED LP	[2,3]	2,500,000	3,099,069
HAYMAN CAPITAL PARTNERS LP	[2,3]	2,501,138	3,039,384
MORROCROFT SPECIAL OPPORTUNITY FUND II, LP	[2,3]	1,000,000	1,288,333
PASSPORT LONG SHORT FUND	[2,3]	1,000,000	992,678
PRIVET FUND LP	[2,3]	1,000,000	1,345,232
RIVERNORTH CAPITAL PARTNERS, LP	[2,3]	2,000,000	2,662,386
SERENGETI MULTI SERIES LLC	[2,3]	1,000,000	1,013,354
SMITH BREEDEN SECURITIZED CREDIT OPPORTUNITIES LLC	[2,3]	500,000	556,505
STARK INVESTMENTS LP	[2,3]	231,609	637,300
STARK STRUCTURED FINANCE ONSHORE FUND	[2,3]	93,529	87,661
VIRGO SOCIETAS III (ONSHORE) LP	[2,3]	462,708	443,502
WALNUT INVESTMENT PARTNERS	[2,3]	235,567	43,220
TOTAL LIMITED PARTNERSHIPS		16,524,551	20,758,738	18.64%

TOTAL OTHER INVESTMENTS		$16,524,551	$20,758,738	18.64%

30

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
CONSUMER DISCRETIONARY
Consumer Services	5,000.00	COMPANHIA DE BEBIDAS DAS A		$142,690	$186,000
	10,000.00	HERTZ GLOBAL HOLDINGS INC COM	[3]	$223,244	$229,600
	1,000.00	MCDONALDS CORP COM		95,695	96,520
	1,500.00	RENT A CENTER INC NEW COM		51,495	51,360
	1,000.00	THE ADT CORP COM		42,194	43,370
				555,318	606,850	0.54%

Retailing	1,500.00	PANERA BREAD CO CL A	[3]	235,356	236,880	0.21%

Household & Personal Products	3,600.00	COACH INC COM		190,124	182,448	0.16%

Recreation	15,000.00	CEDAR FAIR LP		446,330	687,750	0.62%

TOTAL CONSUMER DISCRETIONARY				1,427,128	1,713,928	1.54%

CONSUMER STAPLES
Food & Staples Retailing	40,000.00	DANONE SPONSORED ADR		544,985	595,600	0.53%

Food, Beverage & Tobacco	3,500.00	GENERAL MILLS INC COM		122,082	176,470
	1,000.00	HERSHEY CO COM		61,459	99,240
	10,000.00	NESTLE S A SPONSORED ADR	[3]	396,900	724,100
	4,000.00	REYNOLDS AMERICAN INC COM		143,516	205,480
	2,000.00	SMUCKER J M CO COM NEW		121,939	222,420
				845,896	1,427,710	1.28%

Household & Personal Products	1,000.00	KIMBERLY CLARK CORP COM		90,956	108,000
	11,500.00	PROCTER & GAMBLE CO COM		840,716	928,625
				931,672	1,036,625	0.93%

TOTAL CONSUMER STAPLES				2,322,553	3,059,935	2.75%

ENERGY	2,000.00	ATLAS PIPELINE PRTNS UNIT		75,028	77,120
	3,000.00	BP PRUDHOE BAY ROYALTY TRU		256,047	237,060
	2,000.00	BUCKEYE PARTNERS L P UNIT		124,792	134,540
	1,000.00	CHEVRON CORP		106,870	119,960
	4,500.00	CPFL ENERGIA S A SPONSORED		103,020	75,960
	750.00	DEVON ENERGY CORP NEW COM		59,334	47,415
	250.00	ENCANA CORP COM		6,581	4,480
	4,000.00	ENERGY TRANSFER EQUITY LP		150,093	270,360
	1,000.00	ENSCO INTL		51,645	57,650
	17,440.00	ENTERPRISE PRODS PARTN COM		463,200	1,103,603
	2,004.00	EXXON MOBIL CORP COM		151,432	179,599
	8,000.00	KINDER MORGAN ENERGY PARTNERS LP		491,126	645,600
	5,000.00	KINDER MORGAN INC COM		173,187	176,550
	227.94	KINDER MORGAN MANAGEMENT L	[3]	7,918	17,168

31

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
	7,500.00	MARKWEST ENERGY PARTNERS L		95,426	557,100
	7,500.00	NORTHERN TIER ENERGY LP		144,430	174,450
	1,000.00	OCCIDENTAL PETROLEUM COM		88,813	96,080
	5,000.00	ONEOK INC COM		107,537	282,500
	750.00	PEABODY ENERGY CORP COM		45,175	14,610
	2,500.00	PENN WEST PETROLEUM LTD		45,428	27,975
	2,000.00	PETROLEO BRASILEIRO SA SPO		76,714	34,860
	10,000.00	PLAINS ALL AMERICAN PIPELINE		245,274	512,200
	7,000.00	SEADRILL LIMITED SHS		263,034	326,340
	5,000.00	TARGA RESOURCES PARTNERS,		134,173	260,550
	4,500.00	TRANSMONTAIGNE PARTNERS LP		122,500	191,835
	4,500.00	TRANSOCEAN INC NEW SHS		239,680	211,815
	3,000.00	WILLIAMS COMPANIES INC COM		109,004	107,130
TOTAL ENERGY				3,937,461	5,944,510	5.34%

FINANCIALS
Banks	1,300.00	BANK N S HALIFAX COM		66,388	79,001
	2,500.00	WELLS FARGO & CO DEL COM		104,688	106,725
				171,076	185,726	0.17%

Diversified Financials	2,500.00	BERKSHIRE HATHAWAY INC CL	[3]	185,406	287,725
	1,300.00	CME GROUP		71,797	96,473
	500.00	NYSE EURONEXT		13,693	22,010
				270,896	406,208	0.36%

Financial	800.00	AMERICAN EXPRESS CO COM		35,211	65,440
	5,000.00	ANNALY CAPITAL MGMT INC		82,125	58,950
	10,000.00	APOLLO GLOBAL MGMT LLC		230,401	322,600
	20,000.00	ARES CAPITAL CORP COM		337,981	347,400
	10,000.00	BLACKROCK KELSO CAP COM		100,715	93,950
	10,000.00	BLUEHARBOR BANK NC COM	[3]	90,150	76,000
	3,000.00	DBS GROUP HLDGS LTD SPONS		160,845	162,000
	15,000.00	GOLUB CAPITAL BDC INC COM		226,480	264,000
	15,000.00	OAKTREE CAPITAL GROUP LLC UNIT		616,307	853,800
	10,000.00	THL CREDIT INC COM		156,142	162,500
	50,000.00	TWO HARBORS INVT CORP COM		569,600	466,500
	25,000.00	WESTERN UNION CO COM		411,375	425,500
				3,017,332	3,298,640	2.96%

Insurance	1,500.00	AON PLC SHS CL A		102,331	118,635
	1,000.00	METLIFE INC COM		32,265	47,310
	2,000.00	TRAVELERS COMPANIES COM		161,841	172,600
				296,437	338,545	0.30%

32

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:

Real Estate	5,000.00	CHEUNG KONG HLDGS LTD ADR		70,725	78,400
	15,000.00	CORRECTIONS CORP AMER NEW COM		377,635	555,000
	1,000.00	GEO GROUP INC COM		32,717	35,270
	35,000.00	MEDICAL PPTYS TR INC COM		370,003	456,400
	3,000.00	TOLL BROTHERS INC COM	[3]	106,119	98,640
	2,000.00	VENTAS INC		91,107	130,480
				1,048,306	1,354,190	1.22%

TOTAL FINANCIALS				4,804,047	5,583,309	5.01%

HEALTH CARE
Health Care Equipment & Services	2,000.00	AMERISOURCEBERGEN CORP COM		57,550	130,660
	5,000.00	DAVITA HEALTHCARE PART COM	[3]	308,926	281,050
	50.00	LABORATORY CORP AMER HLDGS	[3]	3,536	5,045
	2,000.00	ROCHE HLDG LTD SPONS ADR	[3]	129,261	138,680
	1,500.00	VARIAN MEDICAL SYSTEMS INC	[3]	68,108	108,870
				567,381	664,305	0.60%

Pharmaceuticals & Biotechnology	5,000.00	ASTRAZENECA PLC SPONSORED		235,531	264,300
	2,000.00	CUBIST PHARMACEUTICALS	[3]	60,030	124,000
	10,000.00	HOSPIRA INC	[3]	315,677	405,200
	500.00	IMMUNOGEN INC COM	[3]	5,722	8,225
	3,000.00	ELI LILLY & CO COM		132,158	149,460
	26,500.00	PFIZER INC COM		533,833	813,285
	10,000.00	SANOFI SPONSORED ADR		337,248	534,800
	1,000.00	SEATTLE GENETICS INC COM	[3]	17,684	38,650
	1,000.00	TEVA PHARMACEUTCL INDS ADR		50,285	37,090
				1,688,168	2,375,010	2.13%

TOTAL HEALTH CARE				2,255,549	3,039,315	2.73%

INDUSTRIALS
Capital Goods	4,500.00	AMERICAN RAILCAR INDS COM		149,453	184,320
	10,000.00	TEEKAY LNG PARTNERS LP		384,775	415,000
	1,000.00	WABTEC CORP COM		59,525	65,190
				593,753	664,510	0.60%

Commercial Services & Supplies	1,000.00	STERICYCLE INC COM	[3]	85,105	116,200
	6,000.00	US ECOLOGY INC COM		122,962	213,300
	500.00	WASTE MGMT INC DEL COM		17,412	21,770
				225,479	351,270	0.32%

Transportation	1,000.00	NORFOLK SOUTHERN CORP COM		73,330	86,020	0.08%

TOTAL INDUSTRIALS				892,562	1,101,800	0.99%

33

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:

INFORMATION TECHNOLOGY
Software & Services	8,500.00	MICROSOFT CORP COM		242,537	300,942
	4,000.00	ORACLE CORP COM		110,847	134,000
				353,384	434,942	0.39%

Technology Hardware & Equipment	3,000.00	APPLE INC COM		1,520,114	1,568,106
	5,700.00	CISCO SYSTEMS INC COM		111,360	128,592
	5,000.00	EMC CORP MASS COM		123,828	120,355
	1,500.00	QUALCOMM INC COM		71,275	104,235
				1,826,577	1,921,288	1.73%

Semiconductors &	3,500.00	INTEL CORP COM		73,337	85,645
Semiconductor Equipment	2,000.00	KLA-TENCOR CORP		112,556	131,200
				185,893	216,845	0.19%

TOTAL INFORMATION TECHNOLOGY				2,365,854	2,573,075	2.31%

MATERIALS	5,000.00	BROOKFIELD INFRASTRUCTURE		143,842	196,850
	2,000.00	MOSAIC CO		93,287	91,700
	1,000.00	POTASH CORP		42,081	31,100
	2,000.00	RPM INTL INC COM		42,340	77,440
	7,000.00	WILLIAMS PARTNERS LP COM		349,516	359,940
TOTAL MATERIALS				671,066	757,030	0.68%

TELECOMMUNICATION SERVICES
Telecom Services	2,000.00	AMERICA MOVIL SA DE CV SPO		55,017	42,820
	7,000.00	AT&T CORP COM		226,225	253,400
	4,500.00	BCE INC COM		191,785	195,885
	5,500.00	CONSOLIDATED COMM HLDG COM		102,683	102,465
	5,000.00	SINGAPORE TELECOMM LTD ADR		121,425	152,250
	2,000.00	SK TELECOM LTD SPONSORED A		27,904	48,960
	2,000.00	TELECOM ARGENTINA SA	[3]	36,419	39,140
	6,500.00	TELEFONICA S A SPONSORED A		108,424	113,555
	6,000.00	TELEFONICA BRASIL S.A.		146,002	133,080
	20,000.00	VODAFONE GROUP		524,169	737,100
				1,540,053	1,818,655	1.63%

Telecom Technology	20,000.00	RELM WIRELESS CORP COM	[3]	53,773	52,600	0.05%

TOTAL TELECOMMUNICATION SERVICES				1,593,826	1,871,255	1.68%

34

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

COMMON STOCKS:

UTILITIES	2,000.00	AMERICAN ELEC PWR INC COM	79,050	93,680
	5,000.00	AMERIGAS PARTNERS LP COM	212,399	225,350
	6,500.00	DOMINION RES INC VA COM	330,756	414,375
	10,187.00	DUKE ENERGY CORP COM	542,356	730,714
	2,500.00	ENERSIS	49,539	41,250
	1,000.00	ENTERGY CORP NEW COM	69,388	64,720
	2,000.00	INTEGRYS ENERGY GRP COM	104,066	117,360
	1,000.00	NATIONAL GRID PLC SPON ADR	49,641	62,930
	8,000.00	ONEOK PARTNERS LP COM	256,917	430,160
	7,000.00	SOUTHERN CO COM	275,720	286,370
TOTAL UTILITIES			1,969,832	2,466,909	2.22%

TOTAL INVESTMENTS IN COMMON STOCKS			$22,239,878	$28,111,066	25.24%

35

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2013

					Percent
		Shares		Market	of Net
Company Name		Held	Cost	Value	Assets

PREFERRED STOCKS:
LEARNINGSTATION.COM	[2,3]	1,224,661.00	$500,000	$-

TOTAL INVESTMENTS IN PREFERRED STOCKS			$500,000	$-	0.00%

36

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
October 31, 2013

			Market	Percent of
	Company Name	Cost	Value	Net Assets

Short-term Investments	MFB NI Treasury Money Market Fund	$26,707,474	$26,707,474	23.98%

TOTAL INVESTMENTS - MARKET VALUE			112,538,789	101.06%

TOTAL OTHER ASSETS IN EXCESS OF LIABILITIES			(1,181,270)	-1.06%

TOTAL NET ASSETS			$111,357,519	100.00%

1In default

2Market value determined by the Fund's Board of Directors

3Non-income producing security

37

BMC FUND, INC.
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
October 31, 2013

					Percent
		Contracts		Market	of Net
Company Name		Held	Cost	Value	Assets

CALL OPTIONS:
AMERICAN RAIL CALL OPTION, $45 EXP 3/22/14	[3]	(25.00)	$(3,961)	$(5,000)
AMERICAN RAIL CALL OPTION, $40 EXP 12/21/13	[3]	(10.00)	(939)	(2,550)
AON PLC CALL OPTION, $75 EXP 1/18/14	[3]	(15.00)	(1,176)	(7,950)
APPLE INC CALL OPTION, $500 EXP 11/16/13	[3]	(5.00)	(5,660)	(12,400)
APPLE INC CALL OPTION, $510 EXP 1/18/14	[3]	(5.00)	(8,885)	(14,625)
DUKE ENERGY CO CALL OPTION, $70 1/18/14	[3]	(50.00)	(6,172)	(12,000)
HOSPIRA INC CALL OPTION, $35 EXP 1/18/14	[3]	(50.00)	(6,671)	(27,000)
KIMBERLY CLARK CALL OPTION, $100 EXP 4/19/14	[3]	(10.00)	(2,084)	(9,200)
PANERA BREAD CALL OPTION, $170 1/18/14	[3]	(10.00)	(4,384)	(1,950)
PANERA BREAD CALL OPTION, $180 EXP 5/17/14	[3]	(5.00)	(3,085)	(2,300)
SOUTHERN CO CALL OPTION, $43 EXP 5/17/14	[3]	(20.00)	(1,369)	(1,460)
SOUTHERN CO CALL OPTION, $44 EXP 5/17/14	[3]	(20.00)	(1,029)	(920)
THE ADT CORP CALL OPTION, $48 EXP 4/19/14	[3]	(10.00)	(1,234)	(1,550)
TOLL BROTHERS CALL OPTION, $36 EXP 1/18/14	[3]	(30.00)	(3,403)	(3,060)
VODAFONE GROUP CALL OPTION, $34 EXP 1/18/14	[3]	(100.00)	(9,343)	(32,000)
WELLS FARGO & CO CALL OPTION, $44 EXP 1/18/14	[3]	(20.00)	(1,989)	(1,440)
WESTERN UNION CO CALL OPTION, $19 EXP 11/16/13	[3]	(250.00)	(8,983)	(1,250)
WILLIAMS COMPANIES CALL OPTION, $40 EXP 1/18/14	[3]	(20.00)	(1,630)	(540)
WILLIAMS PARTNERS CALL OPTION, $55 EXP 1/18/14	[3]	(10.00)	(634)	(400)
TOTAL CALL OPTIONS - LIABILITIES			(72,631)	(137,595)	-0.12%

38

BMC FUND, INC.
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS (Concluded)
October 31, 2013

					Percent
		Contracts		Market	of Net
Company Name		Held	Cost	Value	Assets

PUT OPTIONS:
ACCENTURE PLC PUT OPTION, $70 EXP 2/22/14	[3]	(30.00)	(9,253)	(5,250)
ANHEUSER BUSCH PUT OPTION, $90 EXP 3/22/14	[3]	(20.00)	(8,568)	(2,100)
ASTRAZENECA PUT OPTION, $45 EXP 4/19/14	[3]	(25.00)	(3,481)	(1,125)
AVON PRODUCTS PUT OPTION, $15 EXP 4/19/14	[3]	(500.00)	(26,716)	(30,000)
BIOGEN IDEC PUT OPTION, $220 EXP 4/19/14	[3]	(10.00)	(13,794)	(12,500)
CISCO SYSTEMS PUT OPTION, $22 EXP 1/18/14	[3]	(250.00)	(16,868)	(19,500)
CISCO SYSTEMS PUT OPTION, $24 EXP 1/18/14	[3]	(125.00)	(18,004)	(25,000)
DUKE ENERGY CO PUT OPTION, $62.50 EXP 1/18/14	[3]	(30.00)	(6,253)	(600)
GEO GROUP INC PUT OPTION, $30 EXP 3/22/14	[3]	(25.00)	(3,836)	(625)
HERTZ GLOBAL PUT OPTION, $20 EXP 1/18/14	[3]	(250.00)	(22,108)	(12,500)
INTEL CORP PUT OPTION, $22 EXP 11/16/13	[3]	(250.00)	(20,358)	(750)
KOHLS CORP PUT OPTION, $50 EXP 1/18/14	[3]	(100.00)	(22,843)	(6,000)
MICROSOFT CORP PUT OPTION, $30 EXP 1/18/14	[3]	(250.00)	(33,358)	(3,750)
POTASH CORP SA PUT OPTION, $30 EXP 12/21/13	[3]	(100.00)	(24,733)	(6,100)
QUEST DIAGNOSTICS PUT OPTION, $60 EXP 5/17/14	[3]	(20.00)	(6,568)	(8,200)
SPIRIT AEROSYSTEMS PUT OPTION, $20 EXP 1/18/14	[3]	(10.00)	(484)	(50)
TEMPUR SEALY PUT OPTION, $35 EXP 12/21/13	[3]	(150.00)	(37,069)	(26,250)
THE ADT CORP PUT OPTION, $40 EXP 4/19/14	[3]	(30.00)	(7,003)	(6,000)
WEIGHT WATCHERS PUT OPTION, $30 EXP 4/19/14	[3]	(250.00)	(38,358)	(50,250)
WESTERN UNION CO PUT OPTION, $15 EXP 5/17/14	[3]	(500.00)	(30,467)	(30,000)
TOTAL PUT OPTIONS - LIABILITIES			(350,122)	(246,550)	-0.22%

TOTAL CALL AND PUT OPTIONS - LIABILITIES			$(422,753)	$(384,145)	-0.34%

Item. 2. Code of Ethics.

On July 26, 2003, the Board of Directors of the Registrant adopted a Code of Ethics for the principal executive officer and principal financial and accounting officer. The Code was amended by the Board of Directors on February 24, 2007.

(c)-(e) N/A

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that R. Donald Farmer, a member of its Audit Committee, is an audit committee financial expert. Mr. Farmer is an independent director of the Registrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: $42,600.00 for the fiscal year ended October 31, 2012; $44,600.00 for the fiscal year ended October 31, 2013.

(b) Audit-Related Fees: $2,025.00 for the fiscal year ended October 31, 2012; $2,050.00 for the fiscal year ended October 31, 2013. These fees were incurred for travel-related expenses.

(c) Tax Fees: $0.00 for the fiscal year ended October 31, 2012; $0.00 for the fiscal year ended October 31, 2013. These fees were incurred for review of the tax returns.

(d) All Other Fees: $7000.00 for the fiscal year ended October 31, 2012; $0.00 for the fiscal year ended October 31, 2013. These fees were incurred for report production and printing.

(e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in Items 4(b) through 4(d) were approved in accordance with the Audit Committee Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2013 was attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) N/A

(h) N/A

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Registrant adopted Proxy Voting Policies and Procedures on July 26, 2003 and amended them October 30, 2003, April 5, 2004 and May 26, 2005. A copy as amended is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)(1) As of the date of filing of this report, Paul H. Broyhill, Chairman and Chief Executive Officer, M. Hunt Broyhill, President, and Christopher R. Pavese, CFA, Chief Investment Officer, are primarily responsible for the day-to-day management of the Registrant’s portfolio. Mr. Paul Broyhill has served in such capacity since the inception of the Registrant in 1982. Mr. Hunt Broyhill has had such responsibility since 2001. Mr. Hunt Broyhill has been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Registrant on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.

(a)(2) The following tables provide information regarding registered investment companies other than the Registrant, other pooled investment vehicles, and other accounts over which the Registrant’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and the total assets in the accounts with respect to which the fees are based on performance. The information is provided as of the Registrant’s fiscal year ended October 31, 2013.

Paul H. Broyhill

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	4
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$26,566,545
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

M. Hunt Broyhill

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	2	14
Number of Accounts Managed with Performance-Based Advisory Fees	None	1	None
Assets Managed	$0	$5,651,076	$20,744,927
Assets Managed with Performance-Based Advisory Fees	$0	$6,680,091	$0

Christopher R. Pavese

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	42
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$15,064,757
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Material Conflicts of Interest

The Fund recognizes that actual or potential conflicts of interest are inherent in our business. These actual or potential conflicts may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Certain investments may be appropriate for the Fund and also for other clients advised by the portfolio manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Therein lies the possibility that a particular security could be bought or sold for the Fund and also for other clients, along with the possibility that a particular security could be bought or sold for the Fund while the opposite transaction could be occurring for other clients due to their investment strategy.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

The Fund also recognizes that in some cases, an actual or potential conflict may arise where a portfolio manager may have an incentive, such as a performance-based fee.

The Fund is in the process of developing written policies and procedures designed to address conflicts of interest its portfolio managers may face.

(a)(3)

Compensation Structure of Portfolio Managers

The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the senior management of the Registrant. Salaries are determined by the senior management and are based upon an individual’s position and overall value to the Registrant. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the Fund and the profitability of the Registrant. Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets of the Registrant. Portfolio managers also have the opportunity to participate in other employee benefits available to all of the employees of the Registrant.

(a)(4) The dollar range of the Registrant’s equity securities owned beneficially by the Registrant’s portfolio managers as of the Registrant’s fiscal year ended October 31, 2013 is set forth below:

Name of Portfolio Manager	Dollar ($) Range of Registrant’s Shares Beneficially Owned
Paul H. Broyhill	Over $1,000,000
M. Hunt Broyhill	Over $1,000,000
Christopher R. Pavese	$1-$10,000

(b) N/A

Item 9. Purchases of Equity Securities by Closed-End

Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

N/A

Item 11. Controls and Procedures.

Within the 90 days prior to the date of this report, the Registrant's management carried out an evaluation, under the supervision and with the participation of Registrant's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant's disclosure controls and procedures pursuant to Rule 30a-3(b) of the Investment Company Act of 1940. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer concluded as of a date within 90 days of the filing of this report that the Registrant's disclosure controls and procedures are effective in timely alerting them to material information relating to the Registrant required to be included in the Registrant's periodic SEC filings.

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Registrant's Code of Ethics is attached as Exhibit 12(a)(1).

(a)(2) Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMC Fund, Inc.

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date: December 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Paul H. Broyhill
Paul H. Broyhill
Chairman and Chief Executive Officer

Date: December 17, 2013

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date: December 17, 2013